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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 16, 1997
                             -----------------------
                        (Date of earliest event reported)








                         SINCLAIR BROADCAST GROUP, INC.
             (Exact name of Registrant as specified in its charter)



            MARYLAND                    33-69482                   52-1494660
    (State of incorporation)     (Commission File Number)         (IRS Employer
                                                              Identification Number)


               2000 W. 41st Street, Baltimore, Maryland 21211-1420
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)




       Registrant's telephone number, including area code: (410) 467-5005
                                                           --------------



================================================================================

ITEM 5. OTHER EVENTS

     As previously reported, Sinclair Broadcast Group, Inc. (the "Company") entered into acquisition agreements on July 16, 1997 (the "Heritage Acquisition Agreements") with The News Corporation Limited, Heritage Media Group, Inc. and certain subsidiaries of Heritage Media Corporation (collectively "Heritage") pursuant to which the Company will acquire the assets of, or the right to program pursuant to Local Marketing Agreements ("LMAs"), six television stations in three markets and the assets of 24 radio stations in seven markets (the "Heritage Acquisition"). The Company is filing with this report on Form 8-K the audited financial statements of Heritage Media Services, Inc. -- Broadcasting
Segment ("HMSI"), which includes all the assets to be acquired by the Company pursuant to the Heritage Acquisition Agreements. The Company is also filing with this Current Report on Form 8-K pro forma financial information for the Company showing the effect of the Heritage Acquisition and certain other transactions completed by the Company since January 1, 1996 (the "1996 Acquisitions").


THE TENDER OFFER

     On November 17, 1997, the Company commenced a tender offer (the "Tender Offer") for all of its outstanding 10% Senior Subordinated Notes due 2003 (the
"1993 Notes") and a solicitation of consents ("Consents") from the holders of the 1993 Notes to eliminate or modify certain covenants and other provisions contained in the indenture relating to the 1993 Notes. The consummation of the Tender Offer is conditioned on, among other things, the valid tender of a majority of the outstanding 1993 Notes, the Company having obtained the requisite financing for payment of the tendered 1993 Notes and the Company having obtained consent from lenders under the Third Amended and Restated Credit Agreement dated as of May 20, 1997 with the Chase Manhattan Bank, as agent (as amended from time to time, the "Bank Credit Agreement"), to purchase of the 1993 Notes. The Tender Offer will expire on December 16, 1997, unless extended, at which time the Company expects to purchase all of the 1993 Notes validly tendered with a portion of the net proceeds of a proposed offering by the Company of $150,000,000 in principal amount of Senior Subordinated Notes (the "Offering") or funds available under the Bank Credit Agreement. If all of the 1993 Notes are accepted for purchase pursuant to the Tender Offer and if 100% of the 1993 Notes are entitled to receive payments (the "Consent Payment") to be made in connection with the timely giving of Consents, the total consideration and expenses payable in connection with the Tender Offer are expected to be approximately $108.3 million and $0.3 million, respectively.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS



(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     The financial statements required by this item are submitted in a separate section of this report.


HERITAGE MEDIA SERVICES, INC. -- BROADCASTING SEGMENT

     Independent Auditors' Report

     Consolidated Balance Sheet as of December 31, 1996

     Consolidated Statement of Operations for the Year Ended December 31, 1996

     Consolidated Statement of Stockholder's Equity for the Year Ended December 31, 1996

     Consolidated Statement of Cash Flows for the Year Ended December 31, 1996

     Notes to Consolidated Financial Statements

     Unaudited Financial Statements

     Consolidated Balance Sheet as of September 30, 1997

     Consolidated Statements of Operations for the Nine Months Ended September 30, 1996 and 1997

     Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 1996 and 1997

     Notes to Consolidated Financial Statements


(B) PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF SINCLAIR

     The following Pro Forma Consolidated Financial Data include the unaudited pro forma consolidated balance sheet as of September 30, 1997 (the "Pro Forma Consolidated Balance Sheet") and the unaudited pro forma consolidated statement of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 (the "Pro Forma Consolidated Statement of Operations"). The unaudited Pro Forma Consolidated Balance Sheet is adjusted to give effect to the Heritage Acquisition, the completion of the Tender Offer (assuming that 100% of the outstanding 1993 Notes are purchased and that the holders thereof receive the Consent Payment) and the Offering and the application of $108.6 million of the net proceeds of the Offering to pay the consideration payable in connection with, and expenses of, the Tender Offer, with remaining amounts retained for general corporate purposes, as if such transactions occurred on September 30, 1997. The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 are adjusted to give effect to the 1996 Acquisitions, the issuance of $200,000,000 in liquidation amount of the Company's 11 5/8% High Yield Trust Offered Preferred Securities (the "HYTOPS") issued on March 14, 1997, (the "HYTOPS Issuance"), the issuance of $200,000,000 in principal amount of the Company's 9% Senior Subordinated Notes due 2007 (the "1997 Notes") issued on July 2, 1997 (the "July Debt Issuance"), the September 23, 1997 public offering by the Company of 4,345,000 shares (including shares sold on September 30, 1997 pursuant to the exercise of an overallotment option) of Class A Common Stock (the "Common Stock Offering"), and the September 23, 1997 public offering by the Company of $172.5 million aggregate liquidation value (including shares sold on September 30, 1997 pursuant to the exercise of an overallotment option) of its Series D Convertible Exchangeable Preferred Stock (the "Preferred Stock Offering"), the Heritage Acquisition, the completion of the Tender Offer (assuming that 100% of the outstanding 1993 Notes are purchased and that the holders thereof receive the Consent Payment) and the Offering and the application of $108.6 million of the net proceeds of the Offering to pay the consideration payable in connection with, and expenses of, the Tender Offer, with remaining amounts retained for general corporate purposes, as if such transactions occurred at the beginning of such periods. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Consolidated Financial Data should be read in conjunction with the Company's Consolidated Financial Statements as of and for the year ended December 31, 1996 and related notes thereto, the Company's unaudited consolidated financial statements as of and for the nine months ended September 30, 1997 and related notes thereto, the historical financial data of Flint T.V., Inc. ("Flint-TV"), the historical financial data of Superior Communications, Inc. ("Superior"), the historical financial data of KSMO and WSTR, the historical financial data of River City Broadcasting, L.P. ("River City") and the historical financial data of HMSI, all of which have been filed with the Securities and Exchange Commission as part of either (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (as amended), together with the report of Arthur Andersen LLP, independent certified public accountants; (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997; or (iii) the Company's Current Reports on Form 8-K and Form 8-K/A filed May 10, 1996, May 13, 1996, May 17, 1996, May 29, 1996, August 30, 1996, September 5, 1996 and August 26, 1997
and October 8, 1997. The unaudited Pro Forma Consolidated Financial Data do not purport to represent what the Company's results of operations or financial position would have been had any of the above events occurred on the dates specified or to project the Company's results of operations or financial position for or at any future period or date.

(C) EXHIBITS

   Exhibit
     No.                    Description
  ----------                -----------
    23.1           Consent of Arthur Andersen LLP.

                        SINCLAIR BROADCAST GROUP, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1997
                            (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)



                                                             CONSOLIDATED      HERITAGE
                                                              HISTORICAL    ACQUISITION(A)
                                                             -------------- --------------------
                           ASSETS
CURRENT ASSETS:
 Cash and cash equivalents .................................  $   10,336
 Accounts receivable, net of allowance for doubtful accounts      96,492
 Current portion of program contract costs   ...............      54,186       $     1,270
 Prepaid expenses and other current assets   ...............       5,790
 Deferred barter costs  ....................................       4,474             2,201
 Deferred tax asset  .......................................       5,533
                                                              ----------       ------------
   Total current assets ....................................     176,811             3,471
PROGRAM CONTRACT COSTS, less current portion ...............      49,607               262
LOANS TO OFFICERS AND AFFILIATES ...........................      11,210
PROPERTY AND EQUIPMENT, net   ..............................     161,301            22,666
NON-COMPETE AND CONSULTING AGREEMENTS,
 net  ......................................................       1,225
OTHER ASSETS   .............................................     145,302           (63,000)
ACQUIRED INTANGIBLE BROADCASTING ASSETS,
 net  ......................................................   1,335,320           545,839
                                                              ----------       -----------
   Total Assets   ..........................................  $1,880,776       $   509,238
                                                              ==========       ===========
                            LIABILITIES AND
                         STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable ..........................................  $    4,191
 Accrued liabilities .......................................      33,575
 Current portion of long-term liabilities-
  Notes payable and commercial bank financing   ............      35,344
  Capital leases payable   .................................          --
  Notes and capital leases payable to affiliates   .........       2,481
  Program contracts payable   ..............................      62,993       $     1,080
 Deferred barter revenues  .................................       5,124
                                                              ----------        ------------
   Total current liabilities  ..............................     143,708             1,080
LONG-TERM LIABILITIES:
  Notes payable and commercial bank financing   ............     880,719       $   507,000 (e)
  Capital leases payable   .................................          --
  Notes and capital leases payable to affiliates   .........      20,635
  Program contracts payable   ..............................      75,688             1,158
  Other long-term liabilities ..............................       4,640
                                                              ----------       ------------
   Total liabilities .......................................   1,125,390           509,238
                                                              ----------       -----------
MINORITY INTEREST IN CONSOLIDATED SUBSID-
 IARIES                                                            3,837                --
                                                              ----------       -----------
COMPANY OBLIGATED MANDATORILY REDEEM-
 ABLE SECURITY OF SUBSIDIARY TRUST HOLD-
 ING SOLELY KDSM SENIOR DEBENTURES                               200,000                --
                                                              ----------       -----------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Series B Preferred Stock .................................          11
  Series D Preferred Stock .................................          35
  Class A Common Stock  ....................................         134
  Class B Common Stock  ....................................         258
  Additional paid-in capital  ..............................     553,801
  Additional paid-in capital - deferred compensation  ......        (779)
  Additional paid-in capital - equity put options  .........      23,117
  Accumulated deficit   ....................................     (25,028)
                                                              ----------       ------------
   Total stockholders' equity ..............................     551,549                --
                                                              ----------       -----------
   Total Liabilities and Stockholders' Equity   ............  $1,880,776       $   509,238
                                                              ==========       ===========

                                                                                                        CONSOLIDATED
                                                                                                        HISTORICAL,
                                                                                                         HERITAGE
                                                                 CONSOLIDATED       TENDER OFFER        ACQUISITION,
                                                                HISTORICAL AND          AND            TENDER OFFER,
                                                             HERITAGE ACQUISITION    OFFERING(B)        AND OFFERING
                                                             ---------------------- ------------------ --------------
                           ASSETS
CURRENT ASSETS:
 Cash and cash equivalents .................................      $   10,336           $  37,754 (c)    $   48,090
 Accounts receivable, net of allowance for doubtful accounts          96,492                                96,492
 Current portion of program contract costs   ...............          55,456                                55,456
 Prepaid expenses and other current assets   ...............           5,790                                 5,790
 Deferred barter costs  ....................................           6,675                                 6,675
 Deferred tax asset  .......................................           5,533                                 5,533
                                                                  ----------             -------           ----------
   Total current assets ....................................         180,282              37,754           218,036
PROGRAM CONTRACT COSTS, less current portion ...............          49,869                                49,869
LOANS TO OFFICERS AND AFFILIATES ...........................          11,210                                11,210
PROPERTY AND EQUIPMENT, net   ..............................         183,967                               183,967
NON-COMPETE AND CONSULTING AGREEMENTS,
 net  ......................................................           1,225                                 1,225
OTHER ASSETS   .............................................          82,302               6,088 (d)        88,390
ACQUIRED INTANGIBLE BROADCASTING ASSETS,
 net  ......................................................       1,881,159                             1,881,159
                                                                  ----------           ---------        ----------
   Total Assets   ..........................................      $2,390,014           $  43,842        $2,433,856
                                                                  ==========           =========        ==========
                            LIABILITIES AND
                         STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable ..........................................      $    4,191                            $    4,191
 Accrued liabilities .......................................          33,575                                33,575
 Current portion of long-term liabilities-
  Notes payable and commercial bank financing   ............          35,344                                35,344
  Capital leases payable   .................................              --                                    --
  Notes and capital leases payable to affiliates   .........           2,481                                 2,481
  Program contracts payable   ..............................          64,073                                64,073
 Deferred barter revenues  .................................           5,124                                 5,124
                                                                  ----------          ----------         ----------
   Total current liabilities  ..............................         144,788                               144,788
LONG-TERM LIABILITIES:
  Notes payable and commercial bank financing   ............       1,387,719           $  50,000 (f)     1,437,719
  Capital leases payable   .................................              --                                    --
  Notes and capital leases payable to affiliates   .........          20,635                                20,635
  Program contracts payable   ..............................          76,846                                76,846
  Other long-term liabilities ..............................           4,640                                 4,640
                                                                  ----------           ---------        ----------
   Total liabilities .......................................       1,634,628              50,000         1,684,628
                                                                  ----------           ---------        ----------
MINORITY INTEREST IN CONSOLIDATED SUBSID-
 IARIES                                                                3,837                  --             3,837
                                                                  ----------           ---------        ----------
COMPANY OBLIGATED MANDATORILY REDEEM-
 ABLE SECURITY OF SUBSIDIARY TRUST HOLD-
 ING SOLELY KDSM SENIOR DEBENTURES                                   200,000                  --           200,000
                                                                  ----------           ---------        ----------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Series B Preferred Stock .................................              11                                    11
  Series D Preferred Stock .................................              35                                    35
  Class A Common Stock  ....................................             134                                   134
  Class B Common Stock  ....................................             258                                   258
  Additional paid-in capital  ..............................         553,801                               553,801
  Additional paid-in capital - deferred compensation  ......            (779)                                 (779)
  Additional paid-in capital - equity put options  .........          23,117                                23,117
  Accumulated deficit   ....................................         (25,028)             (6,158)(g)       (31,186)
                                                                  ----------           ---------        ----------
   Total stockholders' equity ..............................         551,549              (6,158)          545,391
                                                                  ----------           ---------        ----------
   Total Liabilities and Stockholders' Equity   ............      $2,390,014           $  43,842        $2,433,856
                                                                  ==========           =========        ==========

                                                   (Continued on following page)

                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

(a) The Heritage Acquisition column reflects the assets and liabilities acquired in connection with the $630,000 purchase of Heritage less the $60,000 divestiture of the Heritage television station KOKH in Oklahoma City, Oklahoma, which is required pursuant to the Heritage Acquisition Agreements and with respect to which the Company has entered into a letter of intent. The Heritage Acquisition is subject to a number of conditions customary for acquisitions of broadcasting properties. Total acquired intangibles are calculated as follows:



                                                                                       HERITAGE
                                                            HERITAGE      KOKH        ACQUISITION
                                                            ----------   ----------   -----------
Purchase Price ..........................................                               $630,000
 Add:
   Liabilities acquired--
   Current portion of program contracts payable .........     $ 1,461    $  (381)          1,080
   Long-term portion of program contracts payable  ......       1,761       (603)          1,158
 Less:
   Assets acquired--
   Current portion of program contract costs ............       2,140       (870)          1,270
   Deferred barter costs   ..............................       2,278        (77)          2,201
   Program contract costs, less current portion .........       1,075       (813)            262
   Property and equipment  ..............................      28,387     (5,721)         22,666
   Sale of KOKH   .......................................                                 60,000
                                                                                        --------
   Acquired intangibles .................................                               $545,839
                                                                                        ========



(b) To reflect the proceeds of the Offering, net of $3,600 of underwriting discounts and commissions and estimated expenses and the application of a portion of the net proceeds therefrom to complete the Tender Offer.

(c) To record the increase in cash and cash equivalents resulting from the net proceeds of the Offering after giving effect to the Tender Offer as follows:


          Offering proceeds  ....................................... $ 150,000
          Underwriting discounts, commissions and estimated expenses    (3,600)
          Tender Offer Expenses ....................................      (346)
          Tender Offer .............................................  (108,300)
                                                                     ---------
          Pro forma adjustment  .................................... $  37,754
                                                                     =========



(d) To record underwriting discounts and commissions and estimated expenses and the deferred tax asset related to the Offering net of the write-off of the deferred financing costs related to the 1993 Notes.

(e) To reflect the incurrence of $507,000 of borrowings under the Bank Credit Agreement in connection with the Heritage Acquisition.

(f) To reflect the increase in indebtedness resulting from the Offering after giving effect to the Tender Offer as follows:



          Indebtedness incurred  ......  $  150,000
          Indebtedness repaid .........    (100,000)
                                          ----------
          Pro forma adjustment   ......  $   50,000
                                          ==========



(g) To reflect the extraordinary loss of $6,158, net of the tax effect, related to the Tender Offer and the write-off of the deferred financing costs related to the 1993 Notes.

                        SINCLAIR BROADCAST GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                      CONSOLIDATED   FLINT-
                                                       HISTORICAL     TV(A)   SUPERIOR(B)   KSMO(C)
                                                      -------------- -------- ------------- ---------
REVENUES:
 Station broadcast revenues, net of agency commis-
 sions                                                  $ 346,459     $1,012     $4,431     $7,694
 Revenues realized from station barter arrange-
 ments                                                     32,029                            2,321
                                                        ---------     ------     ------     ------
  Total revenues ....................................     378,488      1,012      4,431     10,015
                                                        ---------     ------     ------     ------
OPERATING EXPENSES:
 Program and production   ...........................      66,652        101        539      1,550
 Selling, general and administrative  ...............      75,924        345      2,002      2,194
 Expenses realized from barter arrangements .........      25,189                            2,276
 Amortization of program contract costs and net
 realizable value adjustments   .....................      47,797        125        736        601
 Amortization of deferred compensation   ............         739
 Depreciation and amortization of property and
 equipment ..........................................      11,711          4        373        374
 Amortization of acquired intangible broadcasting
 assets, non-compete and consulting agreements
 and other assets   .................................      58,530                   529
 Amortization of excess syndicated programming ......       3,043
                                                        ---------
  Total operating expenses   ........................     289,585        575      4,179      6,995
                                                        ---------     ------     ------     ------
  Broadcast operating income (loss)   ...............      88,903        437        252      3,020
                                                        ---------     ------     ------     ------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense       (84,314)                 (457)      (823)
 Interest income ....................................       3,136
 Subsidiary trust minority interest expense .........
 Other income (expense)   ...........................         342         19          4          7
                                                        ---------     ------     ------     ------
  Income (loss) before provision (benefit) for
  income taxes   ....................................       8,067        456       (201)     2,204
PROVISION (BENEFIT) FOR INCOME
 TAXES  .............................................       6,936
                                                        ---------     ------     ------     ------
NET INCOME (LOSS)   .................................   $   1,131     $  456     $ (201)    $2,204
                                                        =========     ======     ======     ======
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS                                       $   1,131
                                                        =========
NET INCOME (LOSS) PER COMMON AND
 COMMON EQUIVALENT SHARE  ...........................   $    0.03
                                                        =========
WEIGHTED AVERAGE COMMON AND COM-
 MON EQUIVALENT SHARES OUTSTAND-
 ING                                                       37,381
                                                        =========

                                                                         RIVER CITY(E)                       1996
                                                                  ----------------------------            ACQUISITION
                                                      WSTR(D)     RIVER CITY     WSYX          WYZZ(F)    ADJUSTMENTS
                                                      ----------- ------------ --------------- --------- ------------------
REVENUES:
 Station broadcast revenues, net of agency commis-
 sions .............................................. $  7,488     $  86,869     $(10,783)       $1,838
 Revenues realized from station barter arrange-
 ments                                                   1,715
                                                      --------     ---------     --------       -------     ----------
  Total revenues ....................................    9,203        86,869      (10,783)        1,838
                                                      --------     ---------     --------       -------     ----------
OPERATING EXPENSES:
 Program and production   ...........................      961        10,001         (736)          214
 Selling, general and administrative  ...............    2,173        39,786       (3,950)          702     $   (3,577)(h)
 Expenses realized from barter arrangements .........    1,715
 Amortization of program contract costs and net
 realizable value adjustments   .....................    1,011         9,721         (458)          123
 Amortization of deferred compensation   ............                                                              194 (j)
 Depreciation and amortization of property and
 equipment ..........................................      284         6,294       (1,174)            6           (943)(k)
 Amortization of acquired intangible broadcasting
 assets, non-compete and consulting agreements
 and other assets   .................................       39        14,041       (3,599)            3          4,034 (m)
 Amortization of excess syndicated programming ...... --------     ---------     --------       -------     ----------
  Total operating expenses   ........................    6,183        79,843       (9,917)        1,048           (292)
                                                      --------     ---------     --------       -------     ----------
  Broadcast operating income (loss)   ...............    3,020         7,026         (866)          790            292
                                                      --------     ---------     --------       -------     ----------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense     (1,127)      (12,352)                                  (17,409)(q)
 Interest income ....................................       15           195                                    (1,636)(w)
 Subsidiary trust minority interest expense .........
 Other income (expense)   ...........................                   (149)            (8)
                                                      --------     ---------     --------       -------     ----------

  Income (loss) before provision (benefit) for
  income taxes   ....................................    1,908        (5,280)        (874)          790        (18,753)
PROVISION (BENEFIT) FOR INCOME
 TAXES  .............................................                                                           (7,900)(y)
                                                      --------     ---------     --------       -------     ----------
NET INCOME (LOSS)   ................................. $  1,908     $  (5,280)    $   (874)       $  790     $  (10,853)
                                                      ========     =========     ========       =======     ==========
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS
NET INCOME (LOSS) PER COMMON AND
 COMMON EQUIVALENT SHARE  ...........................
WEIGHTED AVERAGE COMMON AND COM-
 MON EQUIVALENT SHARES OUTSTAND-
 ING

                                                                                             1996 ACQUISITIONS,
                                                                            JULY              HYTOPS ISSUANCE
                                                         HYTOPS             DEBT                  AND JULY
                                                        ISSUANCE          ISSUANCE             DEBT ISSUANCE
                                                      ----------------- -------------------- -------------------
REVENUES:
 Station broadcast revenues, net of agency commis-
 sions ..............................................                                            $  445,008
 Revenues realized from station barter arrange-
 ments ..............................................                                                36,065
                                                        -----------       ------------           ----------
  Total revenues ....................................                                               481,073
                                                        -----------       ------------           ----------
OPERATING EXPENSES:
 Program and production   ...........................                                                79,282
 Selling, general and administrative  ...............                                               115,599
 Expenses realized from barter arrangements .........                                                29,180
 Amortization of program contract costs and net
 realizable value adjustments   .....................                                                59,656
 Amortization of deferred compensation   ............                                                   933
 Depreciation and amortization of property and
 equipment ..........................................                                                16,929
 Amortization of acquired intangible broadcasting
 assets, non-compete and consulting agreements
 and other assets   .................................   $       500 (n)   $        450 (o)           74,527
 Amortization of excess syndicated programming ......                                                 3,043
                                                        -----------       ------------           ----------
  Total operating expenses   ........................           500                450              379,149
                                                        -----------       ------------           ----------
  Broadcast operating income (loss)   ...............          (500)              (450)             101,924
                                                        -----------       ------------           ----------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense          11,820 (r)        (18,000) (s)        (122,662)
 Interest income ....................................                                                 1,710
 Subsidiary trust minority interest expense .........       (23,250)(x)                             (23,250)
 Other income (expense)   ...........................                                                   215
                                                        -----------       ------------           ----------
  Income (loss) before provision (benefit) for
  income taxes   ....................................       (11,930)           (18,450)             (42,063)
PROVISION (BENEFIT) FOR INCOME
 TAXES  .............................................        (4,772)(y)         (7,380)(y)          (13,116)
                                                        -----------       ------------           ----------
NET INCOME (LOSS)   .................................   $    (7,158)      $    (11,070)          $  (28,947)
                                                        ===========       ============           ==========
NET INCOME (LOSS) AVAILABLE TO COM-
 MON STOCKHOLDERS
NET INCOME (LOSS) PER COMMON AND
 COMMON EQUIVALENT SHARE  ...........................
WEIGHTED AVERAGE COMMON AND COM-
 MON EQUIVALENT SHARES OUTSTAND-
 ING

                                                   (Continued on following page)

                         SINCLAIR BROADCAST GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)



                                                                          1996 ACQUISITIONS,       COMMON
                                                                           HYTOPS ISSUANCE     STOCK OFFERING
                                                                               AND JULY         AND PREFERRED
                                                                            DEBT ISSUANCE      STOCK OFFERING
                                                                          -------------------- ----------------
REVENUES:
 Station broadcast revenues, net of agency commissions ..................     $  445,008
 Revenues realized from station barter arrangements .....................         36,065
                                                                              ----------         ----------
   Total revenues  ......................................................        481,073                 --
                                                                              ----------         ----------
OPERATING EXPENSES:
 Program and production  ................................................         79,282
 Selling, general and administrative ....................................        115,599
 Expenses realized from barter arrangements   ...........................         29,180
 Amortization of program contract costs and net realizable value adjust-
 ments                                                                            59,656
 Amortization of deferred compensation  .................................            933
 Depreciation and amortization of property and equipment  ...............         16,929
 Amortization of acquired intangible broadcasting assets, non-compete and
 consulting agreements and other assets .................................         74,527
 Amortization of excess syndicated programming   ........................          3,043
                                                                              ----------         ----------
   Total operating expenses .............................................        379,149                 --
                                                                              ----------         ----------
  Broadcast operating income (loss)  ....................................        101,924                 --
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .....................       (122,662)            21,769 (t)
 Gain on sale of station ................................................             --
 Interest income   ......................................................          1,710
 Subsidiary trust distributions   .......................................        (23,250)
 Other income (expense)  ................................................            215
                                                                              ----------         ----------
  Income (loss) before provision (benefit) for income taxes  ............        (42,063)            21,769
PROVISION (BENEFIT) FOR INCOME TAXES ....................................        (13,116)             8,708 (y)
                                                                              ----------         ----------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM   ...........................        (28,947)            13,061
EXTRAORDINARY ITEM.   ...................................................             --                 --
                                                                              ----------         ----------
NET INCOME (LOSS)  ......................................................     $  (28,947)        $   13,061
                                                                              ==========         ==========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS
NET INCOME (LOSS) PER COMMON AND COMMON EQUIVA-
 LENT SHARE:
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM   ...........................
EXTRAORDINARY ITEM ......................................................
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT
 SHARES OUTSTANDING   ...................................................

                                                                          1996 ACQUISITIONS,
                                                                           HYTOPS ISSUANCE,
                                                                              JULY DEBT
                                                                              ISSUANCE,               HERITAGE(g)
                                                                             COMMON STOCK      --------------------------
                                                                             OFFERING AND
                                                                           PREFERRED STOCK      HERITAGE
                                                                               OFFERING        ACQUISITION       KOKH
                                                                          -------------------- -------------------------
REVENUES:
 Station broadcast revenues, net of agency commissions ..................    $   445,008        $   95,302    $ (7,953)
 Revenues realized from station barter arrangements .....................         36,065             4,292        (178)
                                                                             -----------        ----------    --------
   Total revenues  ......................................................        481,073            99,594      (8,131)
                                                                             -----------        ----------    --------
OPERATING EXPENSES:
 Program and production  ................................................         79,282            20,089      (1,871)
 Selling, general and administrative ....................................        115,599            31,916      (1,722)
 Expenses realized from barter arrangements   ...........................         29,180             3,478         (70)
 Amortization of program contract costs and net realizable value adjust-
 ments                                                                            59,656             3,165      (1,208)
 Amortization of deferred compensation  .................................            933                --          --
 Depreciation and amortization of property and equipment  ...............         16,929             5,472      (1,022)
 Amortization of acquired intangible broadcasting assets, non-compete and
 consulting agreements and other assets .................................         74,527             8,460        (367)
 Amortization of excess syndicated programming   ........................          3,043                --          --
                                                                             -----------        ----------    --------
   Total operating expenses .............................................        379,149            72,580      (6,260)
                                                                             -----------        ----------    --------
  Broadcast operating income (loss)  ....................................        101,924            27,014      (1,871)
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .....................       (100,893)          (17,949)      1,025
 Gain on sale of station ................................................             --             6,031          --
 Interest income   ......................................................          1,710                --          --
 Subsidiary trust distributions   .......................................        (23,250)               --          --
 Other income (expense)  ................................................            215              (203)         --
                                                                             -----------        ----------    --------
  Income (loss) before provision (benefit) for income taxes  ............        (20,294)           14,893        (846)
PROVISION (BENEFIT) FOR INCOME TAXES ....................................         (4,408)            7,853        (466)
                                                                             -----------        ----------    --------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM   ...........................        (15,886)            7,040        (380)
EXTRAORDINARY ITEM.   ...................................................             --                --          --
                                                                             -----------        ----------    --------
NET INCOME (LOSS)  ......................................................    $   (15,886)       $    7,040    $   (380)
                                                                             ===========        ==========    ========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS ......................    $   (26,236)
                                                                             ===========
NET INCOME (LOSS) PER COMMON AND COMMON EQUIVA-
 LENT SHARE:
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM   ...........................    $     (0.37)
                                                                             ===========
EXTRAORDINARY ITEM ......................................................    $        --
                                                                             ===========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS ......................    $     (0.60)
                                                                             ===========
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT
 SHARES OUTSTANDING   ...................................................         43,405 (aa)
                                                                             ===========

                                                                                            1996 ACQUISITIONS,
                                                                                             HYTOPS ISSUANCE,
                                                                                                JULY DEBT
                                                                                                ISSUANCE,
                                                                                               COMMON STOCK
                                                                                                OFFERING,
                                                                                             PREFERRED STOCK       OFFERING
                                                                            HERITAGE         OFFERING AND THE,       AND
                                                                           ACQUISITION           HERITAGE           TENDER
                                                                           ADJUSTMENTS         ACQUISITION          OFFER
                                                                          ----------------- -------------------- -----------------
REVENUES:
 Station broadcast revenues, net of agency commissions ..................                       $  532,357
 Revenues realized from station barter arrangements .....................                           40,179
                                                                            -----------         ----------         ----------
   Total revenues  ......................................................            --            572,536                 --
                                                                            -----------         ----------         ----------
OPERATING EXPENSES:
 Program and production  ................................................                           97,500
 Selling, general and administrative ....................................        (1,808)(i)        143,985
 Expenses realized from barter arrangements   ...........................                           32,588
 Amortization of program contract costs and net realizable value adjust-
 ments ..................................................................                           61,613
 Amortization of deferred compensation  .................................                              933
 Depreciation and amortization of property and equipment  ...............          (900)(l)         20,479
 Amortization of acquired intangible broadcasting assets, non-compete and
 consulting agreements and other assets .................................         9,531 (p)         92,151
 Amortization of excess syndicated programming   ........................                            3,043
                                                                            -----------         ----------         ----------
   Total operating expenses .............................................         6,823            452,292                 --
                                                                            -----------         ----------         ----------
  Broadcast operating income (loss)  ....................................        (6,823)           120,244                 --
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .....................       (17,776)(u)       (135,593)            (3,776)(2)
 Gain on sale of station ................................................                            6,031
 Interest income   ......................................................                            1,710
 Subsidiary trust distributions   .......................................                          (23,250)
 Other income (expense)  ................................................                               12
                                                                            -----------         ----------         ----------
  Income (loss) before provision (benefit) for income taxes  ............       (24,599)           (30,846)            (3,776)
PROVISION (BENEFIT) FOR INCOME TAXES ....................................        (9,840)(y)         (6,861)            (1,560)(4)
                                                                            -----------         ----------         ----------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM   ...........................       (14,759)           (23,985)            (2,216)
EXTRAORDINARY ITEM.   ...................................................            --                 --             (6,444)(2)
                                                                            -----------         ----------         ----------
NET INCOME (LOSS)  ......................................................   $   (14,759)        $  (23,985)        $   (8,660)
                                                                            ===========         ==========         ==========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS                                              $  (34,335)
                                                                                                ==========
NET INCOME (LOSS) PER COMMON AND COMMON EQUIVA-
 LENT SHARE:
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM   ...........................                       $    (0.55)
                                                                                                ==========
EXTRAORDINARY ITEM ......................................................                       $       --
                                                                                                ==========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS                                              $    (0.79)
                                                                                                ==========
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT
 SHARES OUTSTANDING   ...................................................                           43,405
                                                                                                ==========


                                                                          1996 ACQUISITIONS,
                                                                           HYTOPS ISSUANCE,
                                                                              JULY DEBT
                                                                              ISSUANCE,
                                                                             COMMON STOCK
                                                                               OFFERING,
                                                                           PREFERRED STOCK
                                                                              OFFERING,
                                                                               HERITAGE
                                                                             ACQUISITION,
                                                                              OFFERING,
                                                                           AND TENDER OFFER,
                                                                          -------------------
REVENUES:
 Station broadcast revenues, net of agency commissions ..................     $  532,357
 Revenues realized from station barter arrangements .....................         40,179
                                                                              ----------
   Total revenues  ......................................................        572,536
                                                                              ----------
OPERATING EXPENSES:
 Program and production  ................................................         97,500
 Selling, general and administrative ....................................        143,985
 Expenses realized from barter arrangements   ...........................         32,588
 Amortization of program contract costs and net realizable value adjust-
 ments ..................................................................         61,613
 Amortization of deferred compensation  .................................            933
 Depreciation and amortization of property and equipment  ...............         20,479
 Amortization of acquired intangible broadcasting assets, non-compete and
 consulting agreements and other assets .................................         92,151
 Amortization of excess syndicated programming   ........................          3,043
                                                                              ----------
   Total operating expenses .............................................        452,292
                                                                              ----------
  Broadcast operating income (loss)  ....................................        120,244
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .....................       (139,369)
 Gain on sale of station ................................................          6,031
 Interest income   ......................................................          1,710
 Subsidiary trust distributions   .......................................        (23,250)
 Other income (expense)  ................................................             12
                                                                              ----------
  Income (loss) before provision (benefit) for income taxes  ............        (34,622)
PROVISION (BENEFIT) FOR INCOME TAXES ....................................         (8,421)
                                                                              ----------
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM   ...........................        (26,201)
EXTRAORDINARY ITEM.   ...................................................         (6,444)
                                                                              ----------
NET INCOME (LOSS)  ......................................................     $  (32,645)
                                                                              ==========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS ......................        (42,995)
                                                                              ==========
NET INCOME (LOSS) PER COMMON AND COMMON EQUIVA-
 LENT SHARE:
NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM   ...........................     $    (0.60)
                                                                              ==========
EXTRAORDINARY ITEM ......................................................     $    (0.15)
                                                                              ==========
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS ......................     $    (0.99)
                                                                              ==========
WEIGHTED AVERAGE COMMON AND COMMON EQUIVALENT
 SHARES OUTSTANDING   ...................................................         43,405
                                                                              ==========

                         SINCLAIR BROADCAST GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)




                                                                                                        JULY
                                                              CONSOLIDATED       HYTOPS                 DEBT
                                                               HISTORICAL       ISSUANCE              ISSUANCE
                                                              -------------- --------------------- ---------------
                          REVENUES:
 Station broadcast revenues, net of agency commissions ......   $ 333,028
 Revenues realized from station barter arrangements .........      31,289
                                                                ---------       -----------           -----------
  Total revenues   ..........................................     364,317                --                    --
                                                                =========       ===========           ===========
OPERATING EXPENSES:
 Program and production  ....................................      68,776
 Selling, general and administrative ........................      78,637
 Expenses realized from barter arrangements   ...............      26,279
 Amortization of program contract costs and net realizable
   value adjustments ........................................      47,069
 Amortization of deferred compensation  .....................         350
 Depreciation and amortization of property and equipment ....      12,786
 Amortization of acquired intangible broadcasting assets,
 non-compete and consulting agreements and other assets .....      51,717                88 (dd)      $       225 (ee)
                                                                ---------       -----------           -----------
  Total operating expenses  .................................     285,614                88                   225
                                                                ---------       -----------           -----------
  Broadcast operating income (loss)  ........................      78,703               (88)                 (225)
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .........     (77,342)            2,894 (gg)           (9,000) (hh)
 Gain on Sale of Station ....................................          --
 Interest income   ..........................................       1,364
 Subsidiary trust distributions   ...........................     (12,852)           (4,618) (ll)
 Other income   .............................................          36
                                                                ---------       -----------           -----------
  Income (loss) before provision (benefit) for income taxes       (10,091)           (1,812)               (9,225)
PROVISION (BENEFIT) FOR INCOME TAXES ........................      (4,170)             (725) (y)           (3,690) (y)
                                                                ---------       -----------           -----------
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM  ......................................................      (5,921)           (1,087)               (5,535)
EXTRAORDINARY ITEM ..........................................          --                --                    --
                                                                ---------       -----------           -----------
NET INCOME (LOSS)  ..........................................   $  (5,921)      $    (1,087)          $    (5,535)
                                                                =========       ===========           ===========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS   .............................................   $  (6,096)
                                                                =========
NET INCOME (LOSS) PER COMMON SHARE AND
 COMMON EQUIVALENT SHARE:   .................................
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM  ......................................................   $   (0.15)
                                                                =========
EXTRAORDINARY ITEM ..........................................   $      --
                                                                =========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS   .............................................   $   (0.16)
                                                                =========
WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING ..............................      38,929
                                                                =========


                                                                                 HYTOPS' ISSUANCE,
                                                                                     JULY DEBT
                                                                                     ISSUANCE,              HERITAGE(g)
                                                               COMMON STOCK         COMMON STOCK     -------------------------
                                                               OFFERING AND         OFFERING AND
                                                              PREFERRED STOCK        PREFERRED        HERITAGE
                                                                 OFFERING          STOCK OFFERING    ACQUISITION      KOKH
                                                              ------------------- ------------------ -------------------------
                          REVENUES:
 Station broadcast revenues, net of agency commissions ......                       $   333,028      $  73,049     $ (5,696)
 Revenues realized from station barter arrangements .........                            31,289          3,860         (195)
                                                                -----------         -----------      ---------     --------
  Total revenues   ..........................................            --             364,317         76,909       (5,891)
                                                                ===========         ===========      =========     ========
OPERATING EXPENSES:
 Program and production  ....................................                            68,776         24,578       (1,758)
 Selling, general and administrative ........................                            78,637         15,037       (1,137)
 Expenses realized from barter arrangements   ...............                            26,279          3,053         (105)
 Amortization of program contract costs and net realizable
   value adjustments ........................................                            47,069          1,275         (470)
 Amortization of deferred compensation  .....................                               350             --           --
 Depreciation and amortization of property and equipment ....                            12,786          4,238         (678)
 Amortization of acquired intangible broadcasting assets,
   non-compete and consulting agreements and other assets ...                            52,030          6,326         (275)
                                                                -----------         -----------      ---------     --------
  Total operating expenses  .................................            --             285,927         54,507       (4,423)
                                                                -----------         -----------      ---------     --------
  Broadcast operating income (loss)  ........................            --              78,390         22,402       (1,468)

OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .........        15,420 (ii)        (68,028)       (13,412)       1,008
 Gain on Sale of Station ....................................                                --          9,401           --
 Interest income   ..........................................                             1,364             --           --
 Subsidiary trust distributions   ...........................                           (17,470)            --           --
 Other income   .............................................                                36           (276)          --
                                                                -----------         -----------      ---------     --------
  Income (loss) before provision (benefit) for income taxes          15,420              (5,708)        18,115         (460)
PROVISION (BENEFIT) FOR INCOME TAXES ........................         6,168 (y)          (2,417)         9,546         (242)
                                                                -----------         -----------      ---------     --------
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM  ......................................................         9,252              (3,291)         8,569         (218)
EXTRAORDINARY ITEM ..........................................            --                  --             --           --
                                                                -----------         -----------      ---------     --------
NET INCOME (LOSS)  ..........................................   $     9,252         $    (3,291)     $   8,569     $   (218)
                                                                ===========         ===========      =========     ========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS   .............................................                       $   (11,054)
                                                                                    ===========
NET INCOME (LOSS) PER COMMON SHARE AND
 COMMON EQUIVALENT SHARE:   .................................
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM  ......................................................                       $     (0.08)
                                                                                    ===========
EXTRAORDINARY ITEM ..........................................                       $        --
                                                                                    ===========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS   .............................................                       $     (0.26)
                                                                                    ===========
WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING ..............................                            43,274 (aa)
                                                                                    ===========


                                                                                    HYTOPS ISSUANCE,
                                                                                       JULY DEBT
                                                                                       ISSUANCE,
                                                                                      COMMON STOCK
                                                                                        OFFERING,
                                                                                     PREFERRED STOCK
                                                                                        OFFERING
                                                                 HERITAGE                 AND           TENDER OFFER
                                                                ACQUISITION             HERITAGE            AND
                                                                ADJUSTMENTS           ACQUISITION         OFFERING
                                                              --------------------- ------------------ -----------------
                          REVENUES:
 Station broadcast revenues, net of agency commissions ......                           $ 400,381
 Revenues realized from station barter arrangements .........                              34,954
                                                                 ------------           ---------         -----------
  Total revenues   ..........................................              --             435,335                  --
                                                                 ============           =========         ===========
OPERATING EXPENSES:
 Program and production  ....................................                              91,596
 Selling, general and administrative ........................          (1,412) (bb)        91,125
 Expenses realized from barter arrangements   ...............                              29,227
 Amortization of program contract costs and net realizable
   value adjustments ........................................                              47,874
 Amortization of deferred compensation  .....................                                 350
 Depreciation and amortization of property and equipment ....            (897) (cc)        15,449
 Amortization of acquired intangible broadcasting assets,
   non-compete and consulting agreements and other assets ...           7,167 (ff)         65,248
                                                                 ------------           ---------         -----------
  Total operating expenses  .................................           4,858             340,869                  --
                                                                 ------------           ---------         -----------
  Broadcast operating income (loss)  ........................          (4,858)             94,466                  --
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .........         (13,621) (jj)       (94,053)             (2,832) (kk)
 Gain on Sale of Station ....................................                               9,401
 Interest income   ..........................................                               1,364
 Subsidiary trust distributions   ...........................                             (17,470)
 Other income   .............................................                                (240)
                                                                 ------------           ---------         -----------
  Income (loss) before provision (benefit) for income taxes           (18,479)             (6,532)             (2,832)
PROVISION (BENEFIT) FOR INCOME TAXES ........................          (7,392) (y)           (505)             (1,170)
                                                                 ------------           ---------         -----------
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM  ......................................................         (11,087)             (6,027)             (1,662)
EXTRAORDINARY ITEM ..........................................              --                  --              (6,280) (z)
                                                                 ------------           ---------         -----------
NET INCOME (LOSS)  ..........................................    $    (11,087)          $  (6,027)        $    (7,942)
                                                                 ============           =========         ===========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS   .............................................                           $ (13,790)
                                                                                        =========
NET INCOME (LOSS) PER COMMON SHARE AND
 COMMON EQUIVALENT SHARE:   .................................
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM  ......................................................                           $   (0.14)
                                                                                        =========
EXTRAORDINARY ITEM ..........................................                           $      --
                                                                                        =========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS   .............................................                           $   (0.32)
                                                                                        =========
WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING ..............................                              43,274
                                                                                        =========


                                                              HYTOPS ISSUANCE,
                                                                 JULY DEBT
                                                                 ISSUANCE,
                                                                COMMON STOCK
                                                                  OFFERING,
                                                               PREFERRED STOCK
                                                                  OFFERING
                                                                  HERITAGE
                                                                ACQUISITION,
                                                                  TENDER,
                                                                 OFFER AND
                                                                  OFFERING
                                                              -----------------
REVENUES:
 Station broadcast revenues, net of agency commissions ......      400,381
 Revenues realized from station barter arrangements .........       34,954
                                                                 ---------
  Total revenues   ..........................................      435,335
                                                                 =========
OPERATING EXPENSES:
 Program and production  ....................................       91,596
 Selling, general and administrative ........................       91,125
 Expenses realized from barter arrangements   ...............       29,227
 Amortization of program contract costs and net realizable
   value adjustments ........................................       47,874
 Amortization of deferred compensation  .....................          350
 Depreciation and amortization of property and equipment ....       15,449
 Amortization of acquired intangible broadcasting assets,
   non-compete and consulting agreements and other assets ...       65,248
                                                                 ---------
  Total operating expenses  .................................      340,869
                                                                 ---------
  Broadcast operating income (loss)  ........................       94,466
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount expense .........      (96,885)
 Gain on Sale of Station ....................................        9,401
 Interest income   ..........................................        1,364
 Subsidiary trust distributions   ...........................      (17,470)
 Other income   .............................................         (240)
                                                                 ---------
  Income (loss) before provision (benefit) for income taxes         (9,364)
PROVISION (BENEFIT) FOR INCOME TAXES ........................       (1,675)
                                                                 ---------
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM  ......................................................       (7,689)
EXTRAORDINARY ITEM ..........................................       (6,280)
                                                                 ---------
NET INCOME (LOSS)  ..........................................    $ (13,969)
                                                                 =========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS   .............................................    $ (21,732)
                                                                 =========
NET INCOME (LOSS) PER COMMON SHARE AND
 COMMON EQUIVALENT SHARE:   .................................
NET INCOME (LOSS) BEFORE EXTRAORDINARY
 ITEM  ......................................................    $   (0.18)
                                                                 =========
EXTRAORDINARY ITEM ..........................................    $   (0.15)
                                                                 =========
NET INCOME (LOSS) AVAILABLE TO COMMON
 STOCKHOLDERS   .............................................    $   (0.50)
                                                                 =========
WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING ..............................       43,274
                                                                 =========

                         SINCLAIR BROADCAST GROUP, INC.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
(a) The Flint-TV column reflects the results of operations for WSMH for the period from January 1, 1996 to February 28, 1996, the date the acquisition of Flint-TV was consummated.
(b) The Superior column reflects the results of operations for Superior for the period from January 1, 1996 to May 7, 1996, the date the acquisition of Superior was consummated.
(c) The KSMO column reflects the results of operations for the period from January 1, 1996 to June 30, 1996 as the transaction was consummated in July 1996.
(d) The WSTR column reflects the results of operations for the period from January 1, 1996 to July 31, 1996 as the transaction was consummated in August 1996.
(e) The River City column reflects the results of operations for River City (including KRRT, Inc.) for the period from January 1, 1996 to May 31, 1996, the date the River City acquisition was consummated. The WSYX column removes the results of WSYX from the results of River City for the period as the Company has not yet acquired WSYX. See "Business of Sinclair -- Broadcasting Acquisition Strategy" contained in the Company's Current Report on Form 8-K filed on October 8, 1997.
(f) The WYZZ column reflects the results of operations for the period from January 1, 1996 to June 30, 1996 as the transaction was consummated in July 1996.
(g) The Heritage Acquisition column reflects the Pro Forma Consolidated Statement of Operations for the period from January 1, 1996 to December 31, 1996 and the Pro Forma Consolidated Statement of Operations for the period from January 1, 1997 to September 30, 1997. The KOKH column removes the results of KOKH from the results of Heritage for both periods to reflect the sale of KOKH, which is required pursuant to the Heritage Acquisition Agreements and with respect to which the Company has entered into a letter of intent. See "Business of Sinclair -- 1997 Acquisitions" contained in the Company's Current Report on Form 8-K filed on October 8, 1997.
(h) To adjust River City operating expenses for non-recurring LMA payments made to KRRT, Inc. for KRRT, Inc. debt service and to adjust River City and Superior operating expenses for employment contracts and other corporate overhead expenses not assumed at the time of the 1996 Acquisitions.
(i) To adjust Heritage operating expenses for corporate overhead expenses which the Company does not expect to incur upon consummation of the Heritage Acquisition on a going-forward basis.
(j) To record compensation expense related to options granted under the Company's Long-Term Incentive Plan:


                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                                       1996
                                                                   -------------
           Compensation expense related to the Long-Term Incentive
            Plan on a pro forma basis  ...........................    $  933
           Less: Compensation expense recorded by the Company re-
            lated to the Long-Term Incentive Plan                       (739)
                                                                      ------
           Pro forma adjustment  .................................    $  194
                                                                      ======



(k) To record depreciation expense related to acquired tangible assets and eliminate depreciation expense recorded by Flint-TV, Superior, KSMO, WSTR, River City and WYZZ from the period of January 1, 1996 through the date of acquisition. Tangible assets are to be depreciated over lives ranging from 5 to 29.5 years, calculated as follows:

                                                                YEAR ENDED
                                                             DECEMBER 31, 1996
                                                     ---------------------------------
                                                     FLINT-TV   SUPERIOR    KSMO
                                                     ---------- ---------- -----------
   Depreciation expense on acquired tangible assets    $ 32      $  315     $   240
   Less: Depreciation expense recorded by Flint-TV,
    Superior, KSMO, WSTR, River City and WYZZ ......     (4)       (373)       (374)
                                                       ------    ------     -------
   Pro forma adjustment  ...........................   $ 28      $  (58)    $  (134)
                                                       =====     ======     =======



                                                      WSTR     RIVER CITY    WYZZ        TOTAL
                                                     --------- ------------ ----------- -----------
   Depreciation expense on acquired tangible assets   $  507    $   3,965     $ 159      $  5,218
   Less: Depreciation expense recorded by Flint-TV,
    Superior, KSMO, WSTR, River City and WYZZ ......    (284)      (5,120)       (6)       (6,161)
                                                      ------    ---------     -------    --------
   Pro forma adjustment  ...........................  $  223    $  (1,155)    $ 153      $   (943)
                                                      ======    =========     ======     ========



(l) To record depreciation expense related to acquired tangible assets of $3,550 and eliminate depreciation expense of $4,450 recorded by Heritage. Tangible assets are to be depreciated over lives ranging from 5 to 29.5 years.





(m) To record amortization expense related to acquired intangible assets and deferred financing costs and eliminate amortization expense recorded by Flint-TV, Superior, KSMO, WSTR, River City and WYZZ from the period of January 1, 1996 through date of acquisition. Intangible assets are to be amortized over lives ranging from 1 to 40 years, calculated as follows:


                                                                  YEAR ENDED
                                                               DECEMBER 31, 1996
                                                         -----------------------------
                                                         FLINT-TV   SUPERIOR    KSMO
                                                         ---------- ---------- -------
   Amortization expense on acquired intangible assets      $ 167     $  827     $ 180
   Deferred financing costs  ...........................
   Less: Amortization expense recorded by Flint-TV,
    Superior, KSMO, WSTR, River City and WYZZ  .........      --       (529)       --
                                                           -----     ------     -----
   Pro forma adjustment   ..............................   $ 167     $  298     $ 180
                                                           =====     ======     =====



                                                          WSTR     RIVER CITY   WYZZ        TOTAL
                                                         --------- ------------ ---------- ------------
   Amortization expense on acquired intangible assets     $ 285     $  12,060     $ 99      $  13,618
   Deferred financing costs  ...........................                1,429                   1,429
   Less: Amortization expense recorded by Flint-TV,
    Superior, KSMO, WSTR, River City and WYZZ  .........    (39)      (10,442)      (3)       (11,013)
                                                          -----     ---------     -----     ---------
   Pro forma adjustment   ..............................  $ 246     $   3,047     $ 96      $   4,034
                                                          =====     =========     =====     =========

(n) To record amortization expense on other assets that relate to the HYTOPS Issuance for one year ($6,000 over 12 years).


(o) To record amortization expense on other assets that relate to the July Debt Issuance for one year ($4,500 over 10 years).


(p) To record amortization expense related to acquired intangible assets of $17,624 and eliminate amortization expense of $8,093 recorded by Heritage. Intangible assets are to be amortized over lives ranging from 1 to 40 years.


(q) To record interest expense for the year ended December 31, 1996 on acquisition financing relating to Superior of $59,850 (under the Bank Credit Agreement at 8.0% for four months), KSMO and WSTR of $10,425 and $7,881, respectively (both under the Bank Credit Agreement at 8.0% for six months), River City (including KRRT) of $868,300 (under the Bank Credit Agreement at 8.0% for five months) and of $851 for hedging agreements related to the River City financing and WYZZ of $20,194 (under the Bank Credit Agreement at 8.0% for six months) and eliminate interest expense recorded. No interest expense has been recorded for Flint-TV as it has been assumed that the proceeds from the issuance of $300,000,000 in principal amount of the Company's 10% Senior Subordinated Notes due 2005 (the "1995 Notes") issued on August 23, 1995 were used to purchase Flint-TV.


                                                                                           YEAR ENDED
                                                                                       DECEMBER 31, 1996
                                                      ------------------------------------------------------------------------------
                                                       SUPERIOR      KSMO        WSTR         RIVER CITY       WYZZ         TOTAL
                                                      ------------- ----------- -----------   ----------      -------     ---------
   Interest expense adjustment as noted above  ......  $  (1,596)    $  (417)    $  (315)     $  (29,032)     $  (808)    $ (32,168)
   Less: Interest expense recorded by Superior, KSMO,
    WSTR, River City and WYZZ   .....................        457         823       1,127          12,352           --        14,759
                                                       ---------     -------     -------      ----------      -------     ---------
   Pro forma adjustment   ...........................  $  (1,139)    $   406     $   812      $ (16,680)      $  (808)    $ (17,409)
                                                       =========     =======     =======      =========       =======     =========

(r) To record the net interest expense reduction for 1996 related to application of the HYTOPS Issuance proceeds to the outstanding balance under the revolving credit facility under the Bank Credit Agreement offset by an increase in commitment fees for the available but unused portion of the revolving credit facility for the year ended December 31, 1996.




     Interest on adjusted borrowing on the revolving credit facility ..................    $ 12,600
     Commitment fee on available but unused borrowings of $250,000 of revolving credit
      facility at 1/2 of 1% for 12 months .............................................      (1,250)
     Commitment fee on available borrowings recorded by the Company  ..................         470
                                                                                           --------
     Pro forma adjustment  ............................................................    $ 11,820
                                                                                           ========



(s) To record interest expense on the 1997 Notes for one year ($200,000 at 9%).


(t) To record the interest expense reduction of $23,055 related to application of the net proceeds of the Common Stock Offering and the Preferred Stock Offering to the outstanding balance under the revolving credit facility offset by an increase in commitment fees of $1,286 for the available but unused portion of revolving credit facility.


(u) To record interest expense on acquisition financing of $507,000 (under the Bank Credit Agreement at 6.72%) and $630 of commitment fees for the available but unused portion of the revolving credit facility and to eliminate interest expense of $16,924 recorded by Heritage.


(v) To record interest expense including deferred financing costs related to the Offering and to eliminate interest expense including deferred financing costs related the Tender Offer.


(w) To eliminate interest income for the year ended December 31, 1996 on proceeds from the sale of the 1995 Notes due to assumed utilization of excess cash for the following acquisitions: Flint-TV, KSMO and WSTR and WYZZ of $34,400 (with a commercial bank at 5.7% for two months), $10,425 and $7,881 (both with a commercial bank at 5.7% for six months) and $20,194 (with a commercial bank at 5.7% for six months).

                                                                                    YEAR ENDED
                                                                                 DECEMBER 31, 1996
                                                     -------------------------------------------------------------------------
                                                     FLINT-TV    KSMO        WSTR       RIVER CITY    WYZZ         TOTAL
                                                     ---------- ----------- ----------- ------------ ----------- -------------
   Interest income adjustment as noted above  ......  $  (327)   $  (297)    $  (226)     $    --     $  (576)    $  (1,426)
   Less: Interest income recorded by Flint-TV, KSMO,
    WSTR, River City and WYZZ  .....................       --         --         (15)        (195)         --          (210)
                                                      -------    -------     -------      -------     -------     ---------
   Pro forma adjustment  ...........................  $  (327)   $  (297)    $  (241)     $  (195)    $  (576)    $  (1,636)
                                                      =======    =======     =======      =======     =======     =========


(x) To record subsidiary trust minority interest expense for the year ended December 31, 1996 ($200,000 aggregate liquidation value of HYTOPS).


(y) To record tax provision (benefit) at the applicable tax rates.


(z) To record the extraordinary loss, net of the tax effect, related to the Tender Offer and the write-off of the deferred financing costs related to the 1993 Notes.

(aa) Weighted average shares outstanding on a pro forma basis assumes that 1,150,000 shares of Series B Preferred Stock were converted to 4,181,818 shares of Class A Common Stock and the Company's Incentive Stock Options and Long-Term Incentive Plan Options were outstanding as of the beginning of the period, and that the 4,345,000 shares of Class A Common Stock issued in the Common Stock Offering converted to Class A Common Stock were outstanding as of the beginning of the period.


(bb) To adjust Heritage operating expenses for corporate overhead expenses which the Company does not expect to incur upon its consummation of the Heritage Acquisition on a going-forward basis.



(cc) To record depreciation expenses related to acquired tangible assets of $2,663 and eliminate depreciation expense of $3,560 recorded by Heritage. Tangible assets are to be depreciated over lives ranging from 5 to 29.5 years.


(dd) To record amortization expense on other assets that resulted from the HYTOPS Issuance ($6,000 over 12 years).


     Amortization expense on other assets ...............    $  250
     Amortization expense recorded by the Company  ......      (162)
                                                             ------
     Pro forma adjustment  ..............................    $   88
                                                             ======


(ee) To record amortization expense on other assets for six months ($4,500 over 10 years).


(ff) To record amortization expense related to acquired intangible assets of $13,218 and eliminate amortization expense of $6,051 recorded by Heritage. Intangible assets are to be amortized over lives ranging from 1 to 40 years.


(gg) To record the net interest expense reduction for 1997 related to application of the HYTOPS Issuance proceeds to the outstanding balance under the revolving credit facility offset by an increase in commitment fees for the available but unused portion of the revolving credit facility.

     Interest on adjusted borrowing on the revolving credit facility ..................    $3,235
     Commitment fee on available but unused borrowings of $250,000 of revolving credit
      facility at 1/2 of 1% for six months   ..........................................      (625)
     Commitment fee on available borrowings recorded by the Company  ..................       284
                                                                                           ------
     Pro forma adjustment  ............................................................    $2,894
                                                                                           ======



(hh) To record interest expense on the 1997 Notes for six months ($200,000 at 9%).


(ii) To record the interest expense reduction of $16,331 related to application of the net proceeds of the Common Stock Offering and the Preferred Stock Offering to the outstanding balance under the revolving credit facility offset by an increase in commitment fees of $911 for the available but unused portion of the revolving credit facility.


(jj) To record interest expense on acquisition financing of $507,000 (under the Bank Credit Agreement at 6.72%) and $473 of commitment fees for the available but unused portion of the revolving credit facility and eliminate interest expense of $12,404 recorded by Heritage for the nine months ended.


(kk) To record interest expense including deferred financing costs related to the Offering and to eliminate interest expense including deferred financing costs related to the Tender Offer for the nine months ended.


(ll) To record subsidiary trust minority interest expense ($200,000 aggregate liquidation value HYTOPS).

     Subsidiary trust minority interest expense for six months  ........................    $ (11,625)
     Subsidiary trust minority interest expense recorded by the Company for three months        7,007
                                                                                            ---------
     Pro forma adjustment   ............................................................    $  (4,618)
                                                                                            =========

                          HERITAGE MEDIA SERVICES, INC.


                        CONSOLIDATED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996


                                    CONTENTS


                                                                                         PAGE
                                                                                         -----
Report of Independent Public Accountants .............................................    F-2
Consolidated Financial Statements
 Consolidated Balance Sheet  .........................................................    F-3
 Consolidated Statement of Operations ................................................    F-4
 Consolidated Statement of Stockholders' Equity   ....................................    F-5
 Consolidated Statement of Cash Flows ................................................    F-6
 Notes to Consolidated Financial Statements ..........................................    F-7
Unaudited Financial Statements
 Unaudited Consolidated Balance Sheets as of December 31, 1996 and September 30, 1997.   F-14
 Unaudited Consolidated Statements of Operations for the Nine Months Ended September
   30, 1996 and 1997   ...............................................................   F-15
 Unaudited Consolidated Statements of Cash Flows for the Nine Months Ended September
   30, 1996 and 1997   ...............................................................   F-16
 Notes to Financial Statements  ......................................................   F-17

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Stockholders of
Sinclair Broadcast Group, Inc. and Subsidiaries:


     We have audited the  accompanying  consolidated  balance  sheet of Heritage
Media Services, Inc. -- Broadcasting Segment as of December 31, 1996, and the related consolidated statements of operations, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Heritage Media Services, Inc. -- Broadcasting Segment, as of December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                                  ARTHUR ANDERSEN LLP



Baltimore, Maryland,
July 30, 1997

              HERITAGE MEDIA SERVICES, INC. -- BROADCASTING SEGMENT
                           CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                  ASSETS
CURRENT ASSETS
 Cash and cash equivalents ......................................................    $   2,151
 Accounts receivable, net of allowance for doubtful accounts of $1,348  .........       20,036
 Current portion of program contract costs   ....................................        1,006
 Prepaid expenses and other current assets   ....................................          138
 Deferred barter costs  .........................................................        1,911
 Deferred tax asset  ............................................................          215
                                                                                     ---------
 Total current assets   .........................................................       25,457
PROGRAM CONTRACT COSTS, less current portion ....................................        1,867
PROPERTY AND EQUIPMENT, net   ...................................................       30,005
ACQUIRED INTANGIBLE BROADCASTING ASSETS, net ....................................      163,626
OTHER ASSETS   ..................................................................          821
                                                                                     ---------
 Total Assets  ..................................................................    $ 221,776
                                                                                     =========
                           LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable ...............................................................    $     148
 Accrued liabilities ............................................................        5,251
 Deferred revenues   ............................................................          428
 Deferred barter revenues  ......................................................        1,746
 Current portion of program contracts payable   .................................        2,079
                                                                                     ---------
   Total current liabilities  ...................................................        9,652
PROGRAM CONTRACTS PAYABLE  ......................................................        1,534
DUE TO AFFILIATE  ...............................................................      178,393
DEFERRED TAX LIABILITY  .........................................................          563
OTHER LONG-TERM LIABILITIES   ...................................................          152
                                                                                     ---------
   Total Liabilities ............................................................      190,294
                                                                                     ---------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
 Common stock, $1.00 par value, 3,576,000 shares authorized and 2,591,586 shares
   issued and outstanding  ......................................................        2,592
 Common stock, no par value, 300 shares authorized and 200 shares issued and out-
   standing .....................................................................           --
 Additional paid-in capital   ...................................................       66,174
 Accumulated deficit ............................................................      (37,284)
                                                                                     ---------
   Total Stockholders' Equity ...................................................       31,482
                                                                                     ---------
   Total Liabilities and Stockholders' Equity   .................................    $ 221,776
                                                                                     =========

The accompanying notes are an integral part of this consolidated balance sheet.

              HERITAGE MEDIA SERVICES, INC. -- BROADCASTING SEGMENT
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


REVENUES:
 Station broadcast revenues, net of agency commissions of $16,727  ............    $  95,302
 Revenues realized from station barter arrangements ...........................        4,292
                                                                                   ---------
   Total revenue   ............................................................       99,594
                                                                                   ---------
OPERATING EXPENSES:
 Programming and production ...................................................       20,089
 Selling, general and administrative ..........................................       31,916
 Expenses realized from station barter arrangements ...........................        3,478
 Amortization of program contract costs and net realizable value adjustments ..        3,165
 Depreciation and amortization of property and equipment  .....................        5,472
 Amortization of acquired intangible broadcasting assets  .....................        8,460
                                                                                   ---------
   Total operating expenses ...................................................       72,580
                                                                                   ---------
   Broadcast operating income  ................................................       27,014
                                                                                   ---------
OTHER INCOME (EXPENSE):
 Interest expense  ............................................................      (17,949)
 Gain on sale of assets  ......................................................        6,031
 Other expense  ...............................................................         (203)
                                                                                   ---------
   Income before income tax provision   .......................................       14,893
INCOME TAX PROVISION  .........................................................       (7,853)
                                                                                   ---------
 Net income  ..................................................................    $   7,040
                                                                                   =========

  The accompanying notes are an integral part of this consolidated statement.

              HERITAGE MEDIA SERVICES, INC. -- BROADCASTING SEGMENT
                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)




                                           COMMON STOCK       ADDITIONAL
                                        -------------------    PAID-IN      ACCUMULATED     STOCKHOLDER'S
                                         SHARES     AMOUNT     CAPITAL        DEFICIT          EQUITY
                                        --------   --------   -----------   -------------   --------------
BALANCE
 December 31, 1995 ..................     2,592     $2,592      $14,368      $ (13,804)       $   3,156
 Parent capital contributions  ......        --         --       43,024             --           43,024
 Parent non-cash contribution  ......        --         --        8,782             --            8,782
 Dividends to parent  ...............        --         --           --        (30,520)         (30,520)
 Net income  ........................        --         --           --          7,040            7,040
                                          -----     ------      -------      ---------        ---------
BALANCE,
 December 31, 1996 ..................     2,592     $2,592      $66,174      $ (37,284)       $  31,482
                                          =====     ======      =======      =========        =========

  The accompanying notes are an integral part of this consolidated statement.

              HERITAGE MEDIA SERVICES, INC. -- BROADCASTING SEGMENT

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income  .....................................................................   $  7,040
 Adjustments to reconcile net income to net cash flows from operating activities:
   Depreciation and amortization of property and equipment   .....................      5,472
   Amortization:
    Acquired intangible broadcasting assets   ....................................      8,460
    Program contract costs and net realizable adjustments ........................      3,165
    Deferred finance costs  ......................................................        316
   Gain on sale of assets   ......................................................     (6,031)
   Amortization of deferred compensation   .......................................        135
 Changes in assets and liabilities, net of effects of acquisitions:   ............
   Increase in accounts receivable, net ..........................................     (1,681)
   Increase in other assets ......................................................       (147)
   Decrease in prepaid expenses   ................................................        810
   Increase in deferred tax asset ................................................        (77)
   Decrease in accounts payable and accrued liabilities   ........................     (3,486)
   Net effect of change in deferred barter revenues and deferred barter costs  ...        (53)
   Increase in deferred revenues  ................................................        151
   Decrease in deferred tax liability   ..........................................        (24)
   Decrease in other long-term liabilities .......................................        (44)
 Payments on program contracts payable  ..........................................     (2,565)
                                                                                     --------
      Net cash flows from operating activities   .................................     11,441
                                                                                     --------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Acquisition of property and equipment  ..........................................     (6,938)
 Proceeds from sale of assets  ...................................................     13,759
 Payments for acquisitions  ......................................................     (9,384)
                                                                                     --------
      Net cash flows from investing activities   .................................     (2,563)
                                                                                     --------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Dividends to parent  ............................................................    (30,520)
 Decrease in due to affiliate  ...................................................    (21,030)
 Capital contributions made by parent   ..........................................     43,024
                                                                                     --------
      Net cash flows from financing activities   .................................     (8,526)
                                                                                     --------
NET INCREASE IN CASH AND CASH EQUIVALENTS  .......................................        352
CASH AND CASH EQUIVALENTS, beginning of period   .................................      1,799
                                                                                     --------
CASH AND CASH EQUIVALENTS, end of period   .......................................   $  2,151
                                                                                     ========
SUPPLEMENTAL DISCLOSURE:
 Program rights acquired .........................................................   $  3,674
                                                                                     ========


   The accompanying notes are an integral part of this consolidated statement.

               HERITAGE MEDIA SERVICES, INC. BROADCASTING SEGMENT
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

     Heritage Media Services, Inc. ("HMSI"), an Iowa corporation operates in two segments - Marketing Services and Broadcasting. The parent company of HMSI is Heritage Media Corporation ("HMC"), a Delaware corporation. The accompanying consolidated financial statements include the accounts of the television and radio operations, which are collectively referred to hereafter as "the Company, the Companies or the Broadcasting Segment." The Company owns and operates television and radio stations throughout the United States. Also included in the accompanying consolidated financial statements are the results of operations of WFGX-TV Channel 35 in Ft. Walton Beach, Florida, pursuant to a Local Marketing Agreement ("LMA").


Disclosure of Certain Significant Risks and Uncertainties

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     In the opinion of management, credit risk with respect to trade receivables is limited due to the large number of diversified customers and the geographic diversification of the Company's customer base. The Company performs ongoing credit evaluations of its customers and believes that adequate allowances for any uncollectable trade receivables are maintained. At December 31, 1996, no receivable from any customer exceeded 5% of stockholder's equity, and no customer accounted for more than 10% of net revenues in 1996.


Acquired Intangible Broadcasting Assets

     Acquired intangible broadcasting assets are being amortized over periods of 4 to 40 years. These amounts result from the acquisition of certain television and radio station license and nonlicense assets (see Note 9). The Company monitors the individual financial performance of each of the stations and continually evaluates the realizability of intangible and tangible assets and the existence of any impairment to its recoverability based on the projected undiscounted cash flows of the respective stations.

     Intangible assets, at cost, as of December 31, 1996, consist of the following (in thousands):


                                                                     AMORTIZATION
                                                                        PERIOD          1996
                                                                    ---------------   ---------
   Goodwill, net of accumulated amortization of $48,077 .........          40 years    $135,925
   FCC licenses, net of accumulated amortization of $2,612 ......     14 - 25 years      26,754
   Other, net of accumulated amortization of $635 ...............      4 - 25 years         947
                                                                                       --------
                                                                                       $163,626
                                                                                       ========

               HERITAGE MEDIA SERVICES, INC. BROADCASTING SEGMENT

Property and Equipment

     Property and equipment are stated at cost less accumulated depreciation. Depreciation is recorded on the straight-line basis over the estimated useful lives of the assets. Property and equipment at December 31, 1996, are summarized as follows (in thousands):



                                              USEFUL LIFE       1996
                                            ---------------   ------------
   Land .................................         --           $   2,685
   Broadcasting equipment ...............    5 - 25 years         41,268
   Buildings and improvements   .........   12 - 30 years          7,369
   Other equipment  .....................    4 -  8 years          9,904
                                                               ---------
                                                                  61,226
   Less: Accumulated depreciation  ......                        (31,221)
                                                               ---------
                                                               $  30,005
                                                               =========

Programming

     The Company has agreements with distributors for the rights to television programming over contract periods which generally run from one to seven years. Contract payments are made in installments over terms that are generally shorter than the contract period. Each contract is recorded as an asset and a liability when the license period begins and the program is available for its first showing. The portion of the program contracts payable within one year is reflected as a current liability in the accompanying consolidated balance sheets.


     The rights to program materials are reflected in the accompanying consolidated balance sheet at the lower of unamortized cost or estimated net realizable value. Estimated net realizable values are based upon management's expectation of future advertising revenues net of sales commissions to be generated by the program material. Amortization of program contract costs is charged to operations by the straight-line method over the contract period or based on usage, whichever yields the greater amortization for each program. Program contract costs, estimated by management to be amortized in the succeeding year, are classified as current assets. Payments of program contract liabilities are typically paid on a scheduled basis and are not affected by adjustments for amortization or estimated net realizable value.


Barter Transactions


     Certain program contracts provide for the exchange of advertising air time in lieu of cash payments for the rights to such programming. These contracts are recorded as the programs are aired at the estimated fair value of the advertising air time given in exchange for the program rights. Network programming is excluded from these calculations.


     The Company broadcasts certain customers' advertising in exchange for equipment, merchandise and services. The estimated fair value of the equipment, merchandise or services received is recorded as deferred barter costs and the corresponding obligation to broadcast advertising is recorded as deferred barter revenues. The deferred barter costs are expensed or capitalized as they are used, consumed or received. Deferred barter revenues are recognized as the related advertising is aired.


Other Assets


     Debt issuance costs are amortized to interest expense using the effective interest method over the period of the related debt agreement.

               HERITAGE MEDIA SERVICES, INC. BROADCASTING SEGMENT

Revenues

     Broadcast revenues are derived primarily from local, regional and national advertising and network compensation. Advertising revenues are recognized upon the airing of commercials, while network revenues are recognized monthly as earned. Revenues are presented net of advertising agency and national sales representatives' commissions.


Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of

     The Company adopted the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of " on January 1, 1996. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Initial adoption of this statement, as of January 1, 1996, did not have a material impact on the Company's financial position or results of operations.


Local Marketing Agreements

     The Company generally enters into LMAs and similar arrangements with stations located in markets in which the Company already owns and operates a station and, in connection with acquisitions, pending regulatory approval of transfer of license assets. Under the terms of these agreements, the Company makes specified periodic payments to the owner-operator in exchange for the grant to the Company of the right to program and sell advertising on a specified portion of the station's inventory of broadcast time. Nevertheless, as the holder of the FCC license, the owner-operator retains full control and responsibility for the operation of the station, including control over all programming broadcast on the station.


2. ACCRUED EXPENSES:

     Accrued expenses consist of the following at December 31, 1996, (in thousands):





                                                   1996
                                                  -------
          Commissions  ........................   $1,449
          Payroll and employee benefits  ......      960
          Other  ..............................    2,842
                                                  ------
                                                  $5,251
                                                  ======


3. DUE TO AFFILIATE:

     The Company has an arrangement with HMSI whereby HMSI will provide certain management and other services to the Company. The services provided include consultation and direct management assistance with respect to operations and strategic planning. The Broadcasting Segment was allocated approximately $2.0 million of corporate overhead expenses for these services.


     In order to fund acquisitions and provide operating funds, HMSI entered into a bank credit agreement. The debt used to finance acquisitions and fund daily operations of the Broadcasting Segment was recorded by the Broadcasting Segment as affiliate borrowings in the accompanying consolidated balance sheet. HMSI allocates interest at a rate of approximately 10.0%, which approximates the average rate

               HERITAGE MEDIA SERVICES, INC. BROADCASTING SEGMENT paid on the borrowings. Associated with the HMSI debt, the Broadcasting Segment was allocated approximately $.6 million of deferred financing costs. The deferred financing costs are being amortized over the term of the bank credit agreement.


4. PROGRAM CONTRACTS PAYABLE:

     Future payments required under program contracts payable as of December 31, 1996, are as follows (in thousands):


          1997   .......................................    $  2,079
          1998   .......................................       1,151
          1999   .......................................         324
          2000   .......................................          59
                                                            --------
                                                               3,613
          Less: Current portion ........................      (2,079)
                                                            --------
          Long-term portion of program contracts payable    $  1,534
                                                            ========

     The Company has estimated the fair value of its program contract payables and noncancellable commitments at approximately $2.6 million and $0.4 million, respectively, at December 31, 1996, based on future cash flows discounted at the Company's current borrowing rate.


Broadcast Program Rights

     The Company has entered into contracts for broadcast program rights that expire at various dates during the next four years. Contracts totaling approximately $0.5 million relate to programs which are not currently available for use and, therefore, are not reflected as assets or liabilities in the accompanying consolidated balance sheet at December 31, 1996.


5. INCOME TAXES:


     HMC files a consolidated federal tax return and separate state tax returns for each of its subsidiaries in certain filing jurisdictions. It is HMC's policy to pay the federal income tax provision of the Company. The accompanying financial statements have been prepared in accordance with the separate return method of FASB 109, whereby the allocation of the federal tax provision due to HMC is based on what the subsidiary's current and deferred federal tax provision would have been had the subsidiary filed a federal income tax return outside of its consolidated group. The Company is not required to reimburse HMC for its federal tax provision. Accordingly, this amount is recorded as a capital contribution in the accompanying consolidated financial statements. No federal deferred tax assets or liabilities are recorded because those amounts are considered currently paid to or received by HMC. The federal and state tax provision was calculated based on pretax income, plus or minus permanent book-to-tax differences, times the statutory tax rate of 40%. The Company had no alternative minimum tax credit carryforwards as of December 31, 1996. The effective tax rate of 53% exceeds the statutory tax rate of 40% due to the effects of non-deductible goodwill.

              HERITAGE MEDIA SERVICES, INC. BROADCASTING SEGMENT

   The provision for income taxes consists of the following as of December 31, 1996 (in thousands):



          Current:
            Federal ........................    $6,762
            State   ........................     1,192
                                                ------
                                                 7,954
                                                ------
          Deferred:
            Federal ........................        --
            State   ........................      (101)
                                                ------
                                                  (101)
                                                ------
          Provision for income taxes  ......    $7,853
                                                ======

     The following table summarizes the state tax effects of the significant types of temporary differences between financial reporting basis and tax basis which were generated during the year ended December 31, 1996.



          Deferred Tax Assets:
            Bad debt reserve  ..................   $ 80
            Accruals ...........................    135
                                                   ----
                                                   $215
                                                   ====
          Deferred Tax Liability:
            Depreciation   .....................   $563
                                                   ----
                                                   $563
                                                   ====

6. EMPLOYEE BENEFIT PLAN:


     Company employees are covered by HMC's Retirement Savings Plan (the "Plan") whereby participants may contribute portions of their annual compensation to the Plan and certain contributions may be made at the discretion of the Company based on criteria set forth in the Plan agreement. Participants are generally 100% vested in Company contributions after five years of employment with the Company. Company expenses under the Plan were not material in 1996.


7. RELATED PARTY TRANSACTIONS:


     The Company regularly receives certain advances from HMC which are evidenced by a subordination agreement. These advances are noninterest-bearing and subordinated to borrowings under the credit agreements but may be repaid if such repayment does not result in covenant violations under those agreements.


8. CONTINGENCIES AND OTHER COMMITMENTS:


Leases and Contracts

     The Company and its subsidiaries lease certain real property, transportation and other equipment under noncancellable operating leases expiring at various dates through 2010. The Company also has long-term contractual obligations with two major broadcast ratings firms that provide monthly ratings services and guaranteed store contracts. Rent expense under theses leases for the year ended December 31, 1996 aggregated approximately $1.6 million.

               HERITAGE MEDIA SERVICES, INC. BROADCASTING SEGMENT

     Future minimum payments under the leases are as follows (in thousands):



          1997  .....................   $1,287
          1998  .....................    1,167
          1999  .....................    1,097
          2000  .....................      973
          2001 and thereafter  ......    4,662
                                        ------
                                        $9,186
                                        ======

Litigation

     The Company is a party to lawsuits which are generally incidental to its business. Management of the Company does not believe the resolution of such matters will have a significant effect on its liquidity, financial position or results of operations.


9. ACQUISITIONS:

     In February 1996, the Company acquired WMYU and WWST-FM in Knoxville, Tennessee, for $6.5 million. Also in February 1996, the Company completed the sale of KEVN-TV, Rapid City, South Dakota. As a result of this sale, the Company recognized a gain of $6.0 million.

     In March 1996, HMC contributed the stock of KIHT-FM to the Company for $7.2 million. Because HMC and the Company are under common control, the transactions were accounted for at historical cost in a manner similar to a pooling of interests. Accordingly, the consolidated financial statements include the assets and liabilities and results of operations of the contributed subsidiary from the dates of acquisition by HMC.

     The acquisitions discussed above were recognized in the consolidated financial statements as follows (in thousands):


                                                                 1996
                                                              -----------
          Purchase price - cash paid by Parent, net of cash
            acquired   ....................................    $  9,384
          Less: Assets acquired ...........................      (3,388)
          Add: Liabilities assumed ........................       1,176
                                                               --------
               Goodwill purchased  ........................    $  7,172
                                                               ========

10. FINANCIAL INFORMATION BY SEGMENT:

     The Company operates in two principal business segments -- television broadcasting and radio broadcasting. At December 31, 1996, the television segment included five television stations for which the Company is the licensee and one station which is operated under a local marketing agreement. These six stations operate in six different markets in the continental United States.

     The radio group currently operates 23 radio stations, including three under an LMA pending acquisition, and has recently announced two additional transactions involving trades of existing stations in like-kind exchanges. The radio group will own and operate 24 stations (seven AM, 17 FM) in seven of the top 50 largest markets by population after all pending transactions have been completed. The holdings include at least three stations (and two FM stations) in every market.

               HERITAGE MEDIA SERVICES, INC. BROADCASTING SEGMENT

                                                      1996
                                                 ---------------
                                                 (IN THOUSANDS)
          TELEVISION
            Net broadcasting revenue .........      $ 46,316
            Station operating expenses  ......        30,982
            Station operating income .........        15,334
            Total assets .....................        83,848
            Capital expenditures  ............         5,791
          RADIO
            Net broadcasting revenue .........      $ 53,278
            Station operating expenses  ......        41,598
            Station operating income .........        11,680
            Total assets .....................       137,928
            Capital expenditures  ............         1,147
          CONSOLIDATED
            Net broadcasting revenue .........      $ 99,594
            Station operating expenses  ......        72,580
            Station operating income .........        27,014
            Total assets .....................       221,776
            Capital expenditures  ............         6,938

11. SUBSEQUENT EVENTS:

     On January 7, 1997, the Company completed the purchase of the assets of WHRR-FM, serving Rochester, New York, for $1.9 million. On January 24, 1997, the Company completed the purchase of the assets of KXTR-FM, serving Kansas City, Missouri, for $9.7 million.

     On January 21, 1997, the Company announced plans to trade its Knoxville, Tennessee stations, WMYU-FM and WWST-FM for KQRC-FM serving Kansas City, in a like-kind exchange. On February 18, 1997, the Company announced plans to exchange WVAW-FM, its station in Cincinnati, for WGH-FM, WVCL-FM and WGH-AM, serving Norfolk, Virginia, plus $5 million cash. The Company will operate the Norfolk stations under a LMA. Both transactions are subject to approval by the Federal Communications Commission (the "FCC").

     In July 1997, The News Corporation Limited entered into an asset sale agreement with Sinclair Broadcast Group, Inc. ("Sinclair") to sell certain television and radio assets of the Broadcasting Segment of HMC to Sinclair upon the closing of the proposed merger agreement between The News Corporation Limited and HMC. The merger remains contingent upon FCC approval. The proposed sale price to Sinclair is $630 million in cash. The sale is expected to occur in the first quarter of 1998.

              HERITAGE MEDIA SERVICES INC. -- BROADCASTING SEGMENT
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                       DECEMBER 31,     SEPTEMBER 30,
                                                                           1996             1997
                                                                       --------------   --------------
                                         ASSETS
Current Assets:
 Cash and cash equivalents   .......................................     $   2,151        $   2,037
 Accounts receivable, net of allowance for doubtful accounts  ......        20,036           20,546
 Deferred barter costs .............................................         1,911            2,278
 Prepaid expenses and other current assets  ........................           138            1,447
 Deferred tax asset ................................................           215              215
 Current portion of program contract costs  ........................         1,006            2,140
                                                                         ---------        ---------
   Total current assets   ..........................................        25,457           28,663
Property and equipment, net  .......................................        30,005           28,387
Acquired intangible broadcasting assets, net   .....................       163,626          169,673
Program contract costs, less current portion   .....................         1,867            1,075
Other assets  ......................................................           821              359
                                                                         ---------        ---------
   Total assets  ...................................................     $ 221,776        $ 228,157
                                                                         =========        =========
                    LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Accounts payable   ................................................     $     148        $     323
 Deferred barter revenues ..........................................         1,746            1,938
 Accrued liabilities   .............................................         5,251            1,389
 Deferred revenues  ................................................           428               90
 Current portion of program contracts payable  .....................         2,079            1,461
                                                                         ---------        ---------
   Total current liabilities .......................................         9,652            5,201
Long-Term Liabilities:
 Due to affiliate   ................................................       178,393          180,191
 Deferred tax liability   ..........................................           563              563
 Program contracts payable   .......................................         1,534            1,761
 Other long-term liabilities .......................................           152              390
                                                                         ---------        ---------
   Total liabilities   .............................................       190,294          188,106
                                                                         ---------        ---------
Commitments and contingencies   ....................................
Stockholders' equity:
 Common stock, $1.00 par value, 3,576,000 shares authorized and
   2,591,586 issued and outstanding   ..............................         2,592            2,592
 Common stock, no par value, 300 shares authorized and 200 shares
   issued and outstanding ..........................................            --               --
 Additional paid-in capital  .......................................        66,174           66,174
 Accumulated deficit   .............................................       (37,284)         (28,715)
                                                                         ---------        ---------
   Total stockholders' equity   ....................................        31,482           40,051
                                                                         ---------        ---------
   Total liabilities and stockholders' equity  .....................     $ 221,776        $ 228,157
                                                                         =========        =========

The accompanying notes are an integral part of these unaudited consolidated statements.

              HERITAGE MEDIA SERVICES INC. -- BROADCASTING SEGMENT
                      CONSOLIDATED STATEMENTS OF OPERATIONS

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1997
                                 (IN THOUSANDS)


                                                                         1996           1997
                                                                       ------------   ------------
Revenues:
 Station broadcast revenues, net of agency commissions  ............    $  66,631      $  73,049
 Revenues realized from station barter arrangements  ...............        3,059          3,860
                                                                        ---------      ---------
   Total revenues   ................................................       69,690         76,909
Operating Expenses:
 Program and production   ..........................................       22,374         24,578
 Selling, general and administrative  ..............................       14,743         15,037
 Expenses realized from station barter arrangements  ...............        2,228          3,053
 Depreciation and amortization of property and equipment   .........        4,025          4,238
 Amortization of program contract costs and net realizable value ad-
   justments .......................................................        1,093          1,275
 Amortization of acquired intangible broadcasting assets   .........        6,296          6,326
                                                                        ---------      ---------
   Total operating expenses  .......................................       50,759         54,507
                                                                        ---------      ---------
   Broadcast operating income   ....................................       18,931         22,402
Other Income (Expense):
 Interest expense   ................................................      (14,246)       (13,412)
 Gain on sale of assets   ..........................................        6,031              3
 Gain on exchange of assets  .......................................           --          9,401
 Other (expense) ...................................................         (152)          (279)
                                                                        ---------      ---------
 Income before income tax provision   ..............................       10,564         18,115
                                                                        ---------      ---------
Income Tax Provision   .............................................        5,567          9,546
                                                                        ---------      ---------
   Net Income ......................................................    $   4,997      $   8,569
                                                                        =========      =========

The accompanying notes are an integral part of these unaudited consolidated statements

             HERITAGE MEDIA SERVICES INC. -- BROADCASTING SEGMENT
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1997
                                 (IN THOUSANDS)


                                                                                      1996           1997
                                                                                    -----------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income .....................................................................   $  4,997        $  8,569
 Adjustments to reconcile net income to net cash flows from operating activities:
   Depreciation and amortization of property and equipment  .....................      4,025           4,238
   Amortization:
    Acquired intangible broadcasting assets  ....................................      6,296           6,326
    Program contract costs and net realizable adjustments   .....................      1,093           1,275
    Deferred finance costs ......................................................        201             249
   Gain on sale of assets  ......................................................     (6,031)             (3)
   Gain of exchange of assets ...................................................         --          (9,401)
 Changes in assets and liabilities, net of effects of acquisitions:
   Decrease (increase) in accounts receivable, net ..............................      3,324            (510)
   (Increase) decrease in other assets ..........................................     (1,178)            462
   Increase in prepaid expenses and other current assets ........................       (529)         (1,308)
   Decrease in accounts payable and accrued liabilities  ........................     (1,208)         (3,687)
   Net effect of change in deferred barter revenues and deferred barter costs ...       (361)           (176)
   Decrease in deferred revenues ................................................        (99)           (338)
   Increase in deferred tax liability  ..........................................         24              --
   Decrease (increase) in other long-term liabilities ...........................        (27)            238
Payments on program contracts payable  ..........................................     (1,836)         (2,008)
                                                                                    --------        ----------
     Net cash flows from operating activities   .................................      8,691           3,926
                                                                                    --------        ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Payments for acquisitions ......................................................     (8,022)        (13,146)
 Acquisition of property and equipment ..........................................     (6,029)         (2,510)
 Proceeds from exchange of assets   .............................................         --          11,979
 Proceeds from sale of assets ...................................................     13,759              --
                                                                                    --------        ----------
     Net cash flows used in investing activities   ..............................       (292)         (3,677)
                                                                                    --------        ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Dividends paid, contributions received, net ....................................     12,504              --
 (Decrease) in due to affiliate  ................................................    (20,889)           (363)
                                                                                    --------        ----------
     Net cash used in financing activities   ....................................     (8,385)           (363)
                                                                                    --------        ----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS  ...........................         14            (114)
CASH AND CASH EQUIVALENTS, beginning of period  .................................      1,799           2,151
                                                                                    --------        ----------
CASH AND CASH EQUIVALENTS, end of period  .......................................   $  1,813        $  2,037
                                                                                    ========        ==========
SUPPLEMENTAL DISCLOSURE:
 Program rights acquired   ......................................................   $  3,292        $  1,617
                                                                                    ========        ==========

The accompanying notes are an integral part of these unaudited consolidated statements.

               HERITAGE MEDIA SERVICES, INC. BROADCASTING SEGMENT

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997



1. ORGANIZATION

Basis of Presentation

     Heritage Media Services, Inc. ("HMSI") operates in two segments Marketing Services and Broadcasting. The parent company of HMSI is Heritage Media Corporation ("HMC"). The accompanying consolidated financial statements include the accounts of the television and radio operations, which are collectively referred to hereafter as "the Company, the Companies or the Broadcasting Segment." The Company owns and operates television and radio stations throughout the United States. Also included in the accompanying consolidated financial statements are the results of operations of WFGX-TV Channel 35 in Ft. Walton Beach, Florida, pursuant to a LMA.


2. DUE TO AFFILIATE

     The Company has an arrangement with HMSI whereby HMSI will provide certain management and other services to the Company. The services provided include consultation and direct management assistance with respect to operations and strategic planning. The Broadcasting Segment was allocated approximately $3.0 million of corporate overhead expenses for these services.

     In order to fund acquisitions and provide operating funds, HMSI entered into a bank credit agreement. The debt used to finance acquisitions and fund daily operations of the Broadcasting Segment was recorded by the Broadcasting Segment as affiliate borrowings in the accompanying consolidated balance sheet. HMSI allocates interest at a rate of approximately 10.0%, which approximates the average rate paid on the borrowings.


3. BROADCASTING SEGMENT SALE

     In July 1997, The News Corporation Limited entered into an asset sale agreement with Sinclair Broadcast Group, Inc. ("Sinclair") to sell certain television and radio assets of the Broadcasting Segment of HMC to Sinclair upon the closing of the proposed merger agreement between The News Corporation Limited and HMC. The proposed sale price to Sinclair is $630 million in cash. The sale is expected to occur in the first quarter of 1998. Subsequent to July, the merger between The News Corporation Limited and HMC was approved and completed. The proposed sale to Sinclair is now contingent upon FCC approval and the expiration of the applicable waiting period under the Hart Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  SINCLAIR BROADCAST GROUP, INC.

                                                 By: /s/ DAVID B. AMY
                                                    ----------------------------

                                                    David B. Amy
                                                    Chief Financial Officer/
                                                    Principal Accounting Officer

Dated: December 5, 1997